UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(All Shares Classes)

Supplement dated November 13, 2015

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated December 29, 2014, as supplemented

Effective as of the close of business on December 31, 2015 (the “Closing Date”), the Undiscovered Managers Behavioral Value Fund (the “Fund”) will be publicly offered on a limited basis.

After the Closing Date, investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the Closing Date are permitted to continue to purchase shares:

•

Shareholders of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•	Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), can continue to invest in the Fund;

•

Approved fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. These particular programs must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

•

Financial advisors who manage approved discretionary fee-based advisory programs (including registered investment advisory firms) and who have included the Fund in their discretionary account models may continue to make Fund shares available to new and existing accounts. These particular programs must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

•

Approved brokerage platforms where the Fund is on a recommended list compiled by a Financial Intermediary’s research department as of the Closing Date may continue to utilize the Fund for new and existing accounts. These platforms must by accepted for continued investments by the Fund and its distributor by the Closing Date;

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund;

•

Approved Section 529 college savings plans utilizing the Fund as of the Closing Date may do so for new and existing accounts. In order to be eligible, the plans must hold their shares through plan level or omnibus accounts held on the books of the Fund and must by accepted for continued investments by the Fund and its distributor by the Closing Date.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible group employer benefit plans, brokerage programs and accounts in approved discretionary fee-based advisory programs and Section 529 college savings plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to pur-

SUP-UMBV-1115

chase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE